Exhibit 10.11

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [●], by and among (i) Tiberius Acquisition Corporation, a Delaware corporation (together with its successors, the “Company”), (ii) [Pubco], a Bermuda exempted company (“Pubco”), (iii) Lagniappe Ventures LLC, a Delaware limited liability company (“Sponsor”) and (iv) the other Holders (as defined in the Registration Rights Agreement) executing and delivering a copy of this Amendment, which other Holders, when combined with Sponsor, have at least a majority in interest of the Registrable Securities as of the date hereof.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then the Business Combination Agreement (defined below)).

RECITALS

WHEREAS, the Company and Sponsor are parties to that certain Registration Rights Agreement, dated as of March 15, 2018 (the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders named therein with respect to the Company’s securities;

WHEREAS, on October 10, 2019, (i) the Company, (ii) the Sponsor, in the capacity thereunder as the Purchaser Representative (the “Purchaser Representative”), (iii) International General Insurance Holdings Ltd., a company organized under the laws of the Dubai International Financial Centre (“IGI”), and (iv) Wasef Jabsheh, in the capacity thereunder as the Seller Representative (the “Seller Representative”) entered into that certain Business Combination Agreement (as amended, modified or supplemented from time to time in accordance with the terms thereof, including pursuant to the joinder agreements referenced below, the “Business Combination Agreement”), to which Pubco and its newly-formed wholly-owned subsidiary organized in Delaware (“Merger Sub”) became parties thereto pursuant to joinder agreements entered into after the date thereof;

WHEREAS, on or after the date of the Business Combination Agreement, certain shareholders of IGI (each a “Seller”) constituting all or substantially all of the shareholders of IGI, each entered into a Share Exchange Agreement with IGI, the Company and the Seller Representative (each, an “Exchange Agreement”);

WHEREAS, pursuant to the Business Combination Agreement and the Exchange Agreements, subject to the terms and conditions thereof, among other matters, (a) the Company will merge with and into Merger Sub (the “Merger”), with the Company continuing as the surviving entity and a wholly-owned subsidiary of Pubco, and with holders of the Company’s securities receiving substantially equivalent securities of Pubco, and (b) Pubco will acquire all or substantially all of the issued and outstanding capital shares of IGI from the Sellers in exchange for a mix of cash and common shares of Pubco, with IGI becoming a subsidiary of Pubco (the “Share Exchange” and together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”);

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the Transactions contemplated by the Business Combination Agreement, including the issuance of the Pubco Securities thereunder; and

WHEREAS, pursuant to Section 5.5 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the holders of at least a majority of the Registrable Securities at the time in question (provided, that any amendment that adversely affects one holder of Registrable Securities, solely in its capacity as a holder of the shares of Common Stock of the Company, in a manner that is materially different from the other holders of Registrable Securities (in such capacity) shall require the consent of the holder so affected.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.          Addition of Pubco as a Party to the Registration Rights Agreement.  The parties hereby agree to add Pubco as a party to the Registration Rights Agreement.  The parties further agree that, from and after the consummation of the Transactions, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby is, assigned and delegated to Pubco as if it were the original “Company” party thereto.  By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, as amended by this Amendment, including from and after the consummation of the Transactions as if it were the original “Company” party thereto.

2.          Amendments to Registration Rights Agreement.  The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a)         The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b)         The parties hereby agree that the term “Registrable Security” shall include any Pubco Securities issued by Pubco under the Business Combination Agreement to the Holders in the Merger for their Registrable Securities of the Company, including any securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities.  The parties further agree that any reference in the Registration Rights Agreement to “Common Stock” will instead refer to Pubco Common Shares (and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities).

(c)          Section 1.1 of the Registration Rights Agreement is hereby amended to add the following definitions:

“IGI Registration Rights Agreement” means that certain Registration Rights Agreement by and among Pubco, the Purchaser Representative and the Sellers party thereto, to be entered into in connection with the consummation of the transactions contemplated by the Business Combination Agreement in substantially the form attached as Exhibit G to the Business Combination Agreement.”

“IGI Securities” means those securities included in the definition of “Registrable Securities” specified in the IGI Registration Rights Agreement.

“PIPE Securities” means any securities which the Company or Pubco may have obligations to register under the Commitment Agreements.

(d)          Section 2.1.4 of the Registration Rights Agreement is hereby amended by deleting clauses (ii) through (iv) thereof and replacing it with the following:  “(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Common Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), IGI Securities of holders thereof exercising piggy-back registration rights under the IGI Registration Rights Agreement (Pro Rata in accordance with the number of equity securities that each holder has requested be included in such registration, regardless of the number of securities held by each such Holder) that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Common Shares or other equity securities of other persons or entities that Pubco is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons or entities that can be sold without exceeding the Maximum Number of Securities.”

(e)          Section 2.2.2(a) of the Registration Rights Agreement is hereby amended by deleting clause (B) thereof and replacing it with the following:  “(B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1 hereof and the IGI Securities of the holders thereof exercising piggy-back registration rights under the IGI Registration Rights Agreement (Pro Rata in accordance with the number of securities that each such holder has requested be included in such registration, regardless of the number of securities held by each such holder) that can be sold without exceeding the Maximum Number of Securities`; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Pubco Common Shares or other equity securities of other persons or entities that Pubco is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons or entities that can be sold without exceeding the Maximum Number of Securities;”

(f)          Section 2.2.2(b) of the Registration Rights Agreement is hereby amended to delete such section in its entirety and replace it with the following:

“(b)          If the Registration is pursuant to a “demand” registration undertaken at the demand of holders of IGI Securities under the IGI Registration Rights Agreement, then Pubco shall include in any such registration (A) first, the IGI Securities for the account of the demanding holders, Pro Rata among such holders based on the number of IGI Securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Shares, (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Pubco Common Shares or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to this Section 2.2 (Pro Rata in accordance with the number of Registrable Securities that each such Holder has requested be included in such registration, regardless of the number of Registrable Securities held by each such Holder) that can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Pubco Common Shares or other equity securities for the account of other persons or entities that Pubco is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities; and”

(g)          The following new Section 2.2.2(c) is hereby added to the Registration Rights Agreement:

“(c)          If the registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities or the holders of IGI Securities under the IGI Registration Rights Agreement, then Pubco shall include in any such registration (A) first, the Pubco Common Shares or other equity securities, if any, of such requesting persons or entities which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Pubco Common Shares or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to this Section 2.2 and the IGI Securities of the holders thereof exercising piggy-back registration rights under the IGI Registration Rights Agreement (Pro Rata in accordance with the number of securities that each such Holder has requested be included in such registration, regardless of the number of securities held by each such holder) that can be sold without exceeding the Maximum Number of Securities;; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Pubco Common Shares or other equity securities for the account of other persons or entities that Pubco is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities;”

(h)          The following new Section 2.5 is hereby added to the Registration Rights Agreement:

“2.5       The Resale Registration Statement.  Within 30 days following Closing, Pubco must file a resale Registration Statement on Form F-1, F-3, S-1 or S-3 covering all Registrable Securities and must use commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as possible thereafter.  Such Registration Statement may be the same Registration Statement filed by Pubco pursuant to other registration rights agreements.  At such time as Pubco becomes eligible to use a Form F-3 or S-3, Pubco shall seek to convert the Form F-1 or S-1 to a Form F-3 or S-3, as applicable, with respect to Registrable Securities.”

(i)          Section 5.1 of the Registration Rights Agreement is hereby amended to delete the address of the Company (and its copy thereunder) and provide that the following addresses shall be used for notices to Pubco or the Company thereunder:

If to Pubco or the Company, to: [Pubco] [Address] Attn: [ ] Facsimile No.: [ ] Telephone No.: [ ] Email: [ ]

With copies to (which shall not constitute notice):

Freshfields Bruckhaus Deringer LLP
Level 6, Al Sila Tower, Abu Dhabi Global Market Square, Al Maryah Island
PO Box 129817
Attn:  Michael Hilton, Esq.
Facsimile No.: +971 2 6521 777
Telephone No.: +971 2 6521 700
Email: michael.hilton@freshfields.com

and

Freshfields Bruckhaus Deringer US LLP
601 Lexington Avenue
New York, NY 10022
Attn:  Omar Pringle, Esq.
Facsimile No.:  (212) 277-4001
Telephone No.:  (212) 277-4000
Email:  omar.pringle@freshfields.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York  10105, USA
Attn:          Stuart Neuhauser, Esq.
    Matthew A. Gray, Esq.
Facsimile No.:  (212) 370-7889
Telephone No.:  (212) 370-1300
Email:        sneuhauser@egsllp.com
    mgray@egsllp.com

(j)          The following Section 5.8 shall be added to the Agreement:

“5.8      Descriptive Headings; Interpretation.          The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”.”

3.          Acknowledgement of Other Registration Rights.  The parties hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the Transactions, Pubco will enter into the IGI Registration Rights Agreement with respect to the IGI Securities, and that the Company (and Pubco as the successor thereto) has issued certain registration rights to the holders of PIPE Securities in connection with the Commitment Agreements, and consent to the foregoing.

4.           Effectiveness.  Notwithstanding anything to the contrary herein, this Amendment shall only become effective upon the Closing.  In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5.          Miscellaneous.  Except as expressly provided in this Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein.  This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein.  Any reference to the Registration Rights Agreement in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof).  The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Registration Rights Agreement, including Section 5.4 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Registration Rights Agreement as of the date first above written.

The Company:

TIBERIUS ACQUISITION CORPORATION

By:
Name:
Title:

Pubco:

[PUBCO]

By:
Name:
Title:

Sponsor:

LAGNIAPPE VENTURES LLC

By:
Name:
Title:

[Signature Page to Amendment to Founder Registration Rights Agreement]

Other Holders:

CHURCH MUTUAL INSURANCE COMPANY

By:
Name:
Title:

IMUA T CAPITAL INVESTMENTS, LLC

By:
Name:
Title:

Fayez Sarofim

Peter Wade

C. Allen Bradley, Jr.

E. Benjamin Nelson

John Vollaro

John Hayden

[Signature Page to Amendment to Founder Registration Rights Agreement]